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Exhibit 32.2

UNIVERSAL COMPRESSION, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Universal Compression, Inc. (the "Company") on Form 10-Q for the period ending December 31, 2003 (the "Report"), I, Stephen A. Snider, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STEPHEN A. SNIDER Stephen A. Snider Chief Executive Officer February 12, 2004

        In connection with the Quarterly Report of Universal Compression, Inc. (the "Company") on Form 10-Q for the period ending December 31, 2003 (the "Report"), I, J. Michael Anderson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. MICHAEL ANDERSON J. Michael Anderson Chief Financial Officer February 12, 2004

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  Exhibit 32.2
UNIVERSAL COMPRESSION, INC. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002